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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement as listed:

             Form S-8   Registration Statement     No. 333-44317
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                                                         Arthur Anderson LLP

Vienna, Virginia
June 23, 2000